UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report February 3, 2012

THE GUITAMMER COMPANY
(Exact name of registrant as specified in its charter)

Nevada		61-1650777
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6117 Maxtown Road, Westerville, OH 43082
(Address of principal executive offices) (Zip Code)

(614) 898-9370
(Registrant’s telephone number, including area code

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Unregistered Sale of Equity Securities, Financial Statements and Exhibits

Item 3.02. Unregistered Sales of Equity Securities.

On October 28, 2011, the Company sold in a private offering 400,000 units of securities for $0.25 per Unit (total consideration of $100,000), each unit consisting of (a) one share of the Company’s common stock, $0.001 par value per share (the “common stock”); and (b) one two-year Warrant to purchase one share of common stock for $0.36 per share.

On November 2, 2011, the Company sold in a private offering 400,000 units of securities for  $0.25 per Unit (total consideration of $100,000), each unit consisting of (a) one share of the Company’s common stock; and (b) one two-year Warrant to purchase one share of common stock for $0.36 per share.

On November 16, 2011, the Company issued to a consultant for services rendered valued at $10,000, 40,000 units  of securities, each unit consisting of (a) one share of the Company’s common stock; and (b) one two-year Warrant to purchase one share of common stock for $0.36 per share.

On November 17, 2011, Roy elected to convert $39,622 of principal of the “Eric P. Roy Note” into 850,000 shares of common stock and the cancellation of options to purchase 255,889 shares of common stock pursuant to that certain March 28, 2011 “Agreement to Convert an Existing Note”.  Reference is made to the Eric P. Roy Note, Exhibit 10.5 and Agreement to Convert Existing Note, Exhibit 10.5A to the Company's Form 10 Registration Statement filed with the Commission on April 5, 2011.

On December 1, 2011, the Company issued to a consultant for services rendered valued at $10,000, 40,000 units  of securities, each unit consisting of (a) one share of the Company’s common stock; and (b) one two-year Warrant to purchase one share of common stock for $0.36 per share.

On December 5, 2011, the Company issued to a consultant for services rendered valued at $45,000, 300,000 shares of the Company’s common stock.

On December 19, 2011, the Company issued to a consultant for services rendered valued at $10,000, 66,667 shares of the Company’s common stock.

On December 22, 2011 , the Company sold in a private offering 100,000 units of securities for  $0.25 per Unit (total consideration of $25,000), each unit consisting of (a) one share of the Company’s common stock; and (b) one two-year Warrant to purchase one share of common stock for $0.36 per share.

On December 30, 2011 , the Company sold in a private offering 100,000 units of securities for  $0.25 per Unit (total consideration of $25,000), each unit consisting of (a) one share of the Company’s common stock; and (b) one two-year Warrant to purchase one share of common stock for $0.36 per share.

On January 1, 2012 , the Company issued to a consultant for services rendered valued at $10,000, 40,000 units  of securities, each unit consisting of (a) one share of the Company’s common stock; and (b) one two-year Warrant to purchase one share of common stock for $0.36 per share.

On January 6, 2012 , the Company sold in a private offering300,000 units of securities for  $0.25 per Unit (total consideration of $75,000),each unit consisting of (a) one share of the Company’s common stock; and (b) one two-year Warrant to purchase one share of common stock for $0.36 per share.

 On January 19, 2012, the Company issued to a consultant for services rendered valued at $10,000, 66,667 shares of the Company’s common stock.

On January 24, 2012, the Company issued 9,000 shares of common stock to a trade creditor in payment of $2,250 of trade payables.

On January 26, 2012 , the Company sold in a private offering 240,000 units of securities for  $0.25 per Unit (total consideration of $60,000), each unit consisting of (a) one share of the Company’s common stock; and (b) one two-year Warrant to purchase one share of common stock for $0.36 per share.

On January 30, 2012, the Company issued to Carl A. Generes 1,642,421 shares of common stock,upon his conversion of the Company’s $35,000 promissory note payable to him, at a conversion price of $0.0213 per share.

On January 30, 2012, the Company sold in a private offering 360,000 units of securities for  $0.25 per Unit (total consideration of $90,000), each unit consisting of (a) one share of the Company’s common stock; and (b) one two-year Warrant to purchase one share of common stock for $0.36 per share.

On January 31, 2012, the Company entered into a Note Conversion Agreement with Walter J. Doyle, a Director of the Company, ("Doyle ") to convert $118,667 of principal of a promissory note of the Company payable to him and $8,321 of accrued interest thereon (the “Walter J. Doyle Note") into 508,751 shares of common stock at a conversion price of $0.25 per share. Reference is made to the Walter J. Doyle Note, Exhibit 10.4 to the Company's Form 10 Registration Statement filed with the Commission on April 5, 2011. The said Note Conversion Agreement with Doyle is filed herewith as Exhibit 10.4B and incorporated herein by reference.

On January 31, 2012, the Company entered into an Interest Conversion Agreement with Eric P. Roy  ("Roy ") to convert $4,358 of accrued interest on a promissory note payable by the Company to Roy (the “Eric P. Roy Note") into 17,434 shares of common stock at a conversion price of $0.25 per share. Reference is made to the Eric P. Roy Note, Exhibit 10.5 to the Company's Form 10 Registration Statement filed with the Commission on April 5, 2011. The said Note Conversion Agreement with Roy is filed herewith as Exhibit 10.5F and incorporated herein by reference.

On January 31, 2012, Roy elected to convert the remaining $39,622 of principal of the “Eric P. Roy Note” into 850,000 shares of common stock and the cancellation of options to purchase 255,889 shares of common stock pursuant to that certain March 28, 2011 “Agreement to Convert an Existing Note”.  Reference is made to the Eric P. Roy Note, Exhibit 10.5 and Agreement to Convert Existing Note, Exhibit 10.5A to the Company's Form 10 Registration Statement filed with the Commission on April 5, 2011.

On January 31, 2012, the Company entered into a Note Conversion Agreement with John O. Huston  ("Huston") to convert $39,622 of principal of a promissory note of the Companypayable to him and $2,774 of accrued interest thereon (the “John O. Huston Note") into 169,583 shares of common stock at a conversion price of $0.25 per share. Reference is made to the John O. Huston Note, Exhibit 10.6 to the Company's Form 10 Registration Statement filed with the Commission on April 5, 2011. The said Note Conversion Agreement with Huston is filed herewith as Exhibit 10.6E and incorporated herein by reference.

On January 31, 2012, the Company entered into a Note Conversion Agreement with Walter J. Doyle, a Director of the Company ("Doyle ") to convert $39,622 of principal of a promissory note of the Company payable to him and $2,774 of accrued interest thereon (the “Walter J. Doyle. Note") into 169,583 shares of common stock at a conversion price of $0.25 per share. Reference is made to the Walter J. Doyle Note, Exhibit 10.9 to the Company's Form 10 Registration Statement filed with the Commission on April 5, 2011. The said Note Conversion Agreement with Doyle is filed herewith as Exhibit 10.9B and incorporated herein by reference.

On January 31, 2012, the Company entered into a Note Conversion Agreement with Andrea Lerner Levenson  ("Levenson") to convert $39,622 of principal of a promissory note of the Company payable to her and $2,774 of accrued interest thereon (the “Andrea Lerner Levenson Note") into 169,583 shares of common stock at a conversion price of $0.25 per share. Reference is made to the Andrea Lerner Levenson Note, Exhibit 10.10 to the Company's Form 10 Registration Statement filed with the Commission on April 5, 2011. The said Note Conversion Agreement with Levenson is filed herewith as Exhibit 10.10E and incorporated herein by reference.

On January 31, 2012, the Company entered into a Note Conversion Agreement with Gus Van Sant  ("Van Sant") to convert $39,622 of principal of a promissory note of the Company payable to him and $2,774 of accrued interest thereon (the “Gus Van Sant Note") into 169,583 shares of common stock at a conversion price of $0.25 per share. Reference is made to the Gus Van Sant Note, Exhibit 10.11 to the Company's Form 10 Registration Statement filed with the Commission on April 5, 2011. The said Note Conversion Agreement with Van Sant is filed herewith as Exhibit 10.11E and incorporated herein by reference.

The Company claims an exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended and Regulation D thereunder for each of the above issuances of shares of common stock sold in the private offerings, upon conversions of principal of and interest on promissory notes and loans, and in payment of consultant fees and trade payables. Each of such issuances did not involve a public offering, the recipients took the shares for investment and not resale and the Company took appropriate measures to restrict transfer of such shares.

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.4B Walter Doyle 150k Jan 31 2012 Note Conversion Agreement
Exhibit 10.5F Eric Roy Jan 31 2012 Interest Conversion Agreement
Exhibit 10.6E John Huston Jan 31 2012 Note Conversion Agreement
Exhibit 10.9B Walter Doyle 50K Jan 31 2012 Note Conversion Agreement
Exhibit 10.10E Andrea Levenson Jan 31 2012 Note Conversion Agreement
Exhibit 10.11E Gus Van Sant Jan 31 2012 Note Conversion Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Guitammer Company
(Registrant)

Date: Feb. 3, 2012	/s/ Rich Conn
Rich Conn, CFO